PULMATRIX Corporate Overview January 2018 NASDAQ: PULM Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance, are based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks that we will not have sufficient working capital, that we will have delays in obtaining, or we will be unable to obtain, FDA or other regulatory approvals for our products, unable to establish collaborations, or that our products will not be commercially viable, among other risks. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Three Study Readouts in 2018-2019 with Products Exceeding $6B in Estimated Revenue Potential ABPA = Allergic Bronchopulmonary Aspergillosis CF = Cystic Fibrosis LEAD PROGRAM iSPERSE™ Pulmazole Anti-Fungal PUR1800 novel narrow spectrum kinase inhibitor (NSKI) for AECOPD Acute exacerbation treatment paradigm, vs prevention, leads to faster and cost efficient development plan First in class (U.S. & E.U.) inhaled non-steroidal anti-inflammatory Demonstrated anti-inflammatory target activity, safety and tolerability in stable COPD patients Phase 2a COPD data expected 4Q 2018 ~$4.3B U.S. and E.U. estimated revenue opportunity Second PROGRAM iSPERSE™ PUR1800 Kinase Inhibitor Pulmazole inhaled itraconazole for ABPA Reduced development risk as itraconazole (Sporanox) was originally approved 25 years ago - 505(b)(2) pathway may allow for accelerated development 1st to market (U.S. & E.U.) inhaled anti-fungal Qualified Infectious Disease Product (QIDP) designation obtained in 2017 for CF and ABPA Expected Phase 1 data mid-2018 and 28-day biomarker data in ABPA patients mid-2019 ~$2.3B U.S. and E.U. estimated revenue opportunity Accretive Factors Contributing to Probability of Success “De-risked” programs with 505(b)(2) Pulmazole and precedent PUR1800 data in COPD patients iSPERSE™ dry-powder delivery technology studied in patients demonstrating safety, tolerability and drug enabling capabilities Underlying iSPERSE™ intellectual property carries well into 2030’s with additional patent protection through specific drug development AECOPD = Acute Exacerbations in Chronic Obstructive Pulmonary Disease LOE = Loss of Exclusivity

Product Indication 2018* 2019* Milestone Pulmazole Anti-fungal Allergic Bronchopulmonary Aspergillosis (ABPA) in Severe Asthma Phase 1 Mid-2018 Phase 2a Mid-2019 PUR1800 NSKI Acute Exacerbations of COPD (AECOPD) Phase 2a 4Q 2018 PUR5700 NSKI Idiopathic Pulmonary Fibrosis (IPF) Phase 1 (2019) PUR0200-US LAMA Chronic Obstructive Pulmonary Disease (COPD) Out-Licensed to Vectura for U.S. 09/2017 PUR0200-EU LAMA E.U. Out-Licensing Opportunity Robust Pipeline with Projected Near-Term Value Catalysts NSKI = Narrow Spectrum Kinase Inhibitor LAMA = Long-Acting Muscarinic Antagonist *Estimated Milestones Phase 2 Pre-Clinical PK Bioequivalence Phase 2a Phase 1 KEY: 2018-2019 Development Focus Phase 2a

iSPERSE™ Best-in-Class Engineered Particles Enable Development and Patient Care Advantages PK = Pharmacokinetic iSPERSE™ enables the sickest patient to get the right dose every time iSPERSE™ Differentiation iSPERSE™ Advantages Small, dense, dispersible, respirable particles Flow rate independent performance (consistent delivery of high drug loads) Scalable platform Broad IP portfolio into 2030s Can be used with most drugs, small molecule or biologic Can be used with virtually any device (i.e., metered-dose, reservoir, or blister-based inhalers) Requires low inspiratory flow given high particle dispersibility and penetration deep into lung Can deliver large doses into lungs (tens of milligrams) with high lung delivery efficiency Avoids first-pass effect and systemic side-effects with improved PK profile compared to oral delivery iSPERSE™ 1µm

Pulmazole – Inhaled Antifungal Inhaled itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Asthmatics

Pulmazole Targets ABPA Patients' Unmet Need for an Efficacious and Well Tolerated Antifungal

Meaningful ABPA Disease Burden

- ABPA is caused by hypersensitivity to Aspergillus fumigatus and untreated may result in pulmonary fibrosis, respiratory failure and potentially death
- ~1.5% of adult asthma patients (~300K in U.S.) suffer 1-3 exacerbations annually
- Severe asthma patients annually average 5 hospitalization days at ~$15K
- 40% of patients treated on steroids alone demonstrate partial or non-response
- Up to 45% of patients experience recurrent relapses or steroid dependence when treated with steroids alone

UNMET NEED

- Reduce exacerbations & prevent development of progressive lung injury
- Minimize toxicity associated with systemic absorption by delivering drug locally
- Reduce steroid use & minimize steroid toxicity
- Optimize efficacy by delivering higher dose of drug directly to lung

Pulmazole Anticipated Benefits

1. **Improved efficacy** with consistent, and potentially greater, drug levels in the lung
2. **Improved safety & tolerability** from lower systemic exposure via inhalation
3. **Reduced steroid burden** by reduction in fungal growth and antigen production

Source: Shah. *AAIR*. 2016;8(4):282; Wark. *JACI*. 2003;111; 952; Salez. *Chest*. 1999;116(6):1665; *GINA* 2015; Patterson. Arch Intern Med. 1986: 146:916-8;

Physician Interviews; ClearView Analysis.

QOL = Quality of Life. MOA = Mechanism of Action

pulmatrix 7

Treatment Shortcomings Increase Disease Burden for ~300K U.S. ABPA-Asthma Patients

ABPA-Asthma Overview

Description	• ABPA in asthmatics is caused by hypersensitivity to *Aspergillus fumigatus* • Persistence of *A. fumigatus* leads to local inflammation, mucus production and airway hyper-reactivity • Untreated ABPA may result in pulmonary fibrosis, respiratory failure and potentially death
Unmet Need with Current Treatments	• Physicians told Pulmatrix they seek a better anti-fungal approach to reduce exacerbations and reduce steroid burden / dependence • Oral itraconazole (Sporanox) use is limited by safety and tolerability issues

Treatment Flow



Acute ABPA Patient (Stage I)
1st Line
Glucocorticoids (4 Months)
Follow-up: Chest Radiograph, Spirometry, Total Serum IgE
Response
Remission (Stage II)
2nd Line
Exacerbation (Stage III) Steroids (4 Months) & antifungal (6 Months)
Treatment-Dependent (Stage IV)
3rd Line
Long Term Therapy: Azoles, Glucocorticoids, Omalizumab, Methylprednisolone Pulses, Nebulized Amphotericin

Source: Shah. *Allergy Asthma Immunol Res.* 2016;8(4):282; Agarwal. *Clinical & Experimental Allergy*. 2013;43:850; Patterson. *Proc Am Thorac Soc.* 2010;7:237; Tracy. *J. Fungi.* 2016;2:17; Physician Interviews; ClearView Analysis.

IgE = Immunoglobulin E Antibodies

pulmatrix 8

Reducing Fungal Burden Plays an Important Role in ABPA Treatment

Pulmazole expected to reduce fungal burden and attenuate inflammatory response

- ABPA diagnosis:
  - High IgE (>1000IU/mL)
  - Skin prick positive to *Aspergillus*
  - Eosinophilia (>500 cells µL)
  - Antibodies to *Aspergillus* antigens
- Growing fungus in the airway activates a Th2 lymphocyte response
  - Resulting eosinophilic inflammation and IgE production drive airway obstruction and clinical symptoms
- Steroids are immunosuppressive and may exacerbate fungal growth or antigen production
- ***Antifungals inhibit fungal growth, improve fungal clearance and reduce antigen production***
  - ***Act to reduce inflammation, improve clinical outcomes and may be steroid sparing***



Aspergillus fumigatus
Antifungals
TLR2/4
TSLP, IL-25, IL-33+
Epithelium
CD11c, OX40L+ DC
TLR2/4
Dectin-1
Killing
CCL17
Treg
CCR4
AM
TNF-α, IL-12, CCL3, CCL5, CXCL10, CXCL13
CCR4
IL-5
Eosinophil activation
Th1
Th2
IL-4
Steroids
CD23
IgE
Bronchoconstriction
B-cell
Omalizumab
Mast cell degranulation

Oral antifungals, including itraconazole, are limited by poor pharmacokinetics and safety concerns associated with high plasma concentrations

DC = dendritic cell; AM = alveolar macrophage

Moss (2014) Eur Resp J 43:1487-1500

pulmatrix 9

Literature Indicates Antifungals Improve ABPA Outcomes Literature and Physicians Confirm the Importance of Antifungals in ABPA Treatment Physicians View Antifungals as Clinically Effective* Experts interviewed indicated antifungal agents reduce exacerbations and chronic steroid use Physicians attribute results to reduction in ABPA patients’ fungal burden Physicians interviewed currently use antifungals in ~50% of patients Itraconazole is currently used in majority of patients receiving antifungal therapy Antifungal agents have been shown to reduce exacerbations, improve lung function and reduce steroid use in ABPA Physicians consider antifungals as add-ons to steroids, although use is limited by a lack of robust data and known safety risks 1999, Salez et al. Itraconazole improved pulmonary function, and decreased total IgE, exacerbations, and steroid use in a cohort of 14 patients 2000, Stevens et al. Itraconazole improved pulmonary function, and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients 2003, Wark et al. Itraconazole decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients 2012 Chishimba et al. A review indicated that vori./posaconazole improved QOL, and reduced steroid use and exacerbations in 20 patients 2016, Ram et al. Nebulized amphotericin B reduced exacerbations compared to nebulized budesonide in a study in 21 patients Source: Chishimba. Journal of Asthma. 2012; 49(4):423; Stevens. NEJM.2000;342(11):757; Wark. J Allergy Clin Immuno. 2003;111; 952; Salez.Chest. 1999; 116(6):1665; Ram. Journal of Asthma. 2016:517; Physician Interviews; ClearView Analysis. QOL = Quality of Life *Based on certain physicians interviewed by Clearview

Lower Plasma Concentration of Pulmazole vs. Oral Sporanox 5X Greater Lung Concentration of Pulmazole vs. Oral Sporanox Pulmazole: Anticipated Efficacy & Safety Benefits vs Oral Itraconazole (Sporanox) In preclinical dog studies, Pulmazole reverses the systemic to lung exposure ratio observed with oral Sporanox Data indicates potential for efficacy and tolerability advantages with Pulmazole compared to the preferred ABPA-Asthma oral antifungal treatment (Sporanox) Pulmazole 1.25 mg/kg Sporanox 5 mg/kg NOTE: Dosing reflects estimated Pulmazole lung dose vs. Sporanox oral dose Pulmazole 1.25 mg/kg Sporanox 5 mg/kg

Pulmazole: Inhaled Itraconazole Improved Survival in an Immunosuppressed Guinea Pig Model

In a lethal model with aspergillus infected immunosuppressed guinea pigs, Pulmazole achieved ~90% survival vs 30% with oral Sporanox at 14 days

Survival Pulmazole Compared to Oral Sporanox and Placebo



100
75
50
25
0
Percent survival
0
3
6
9
12
15
Study Day
Pulmazole 1 mg/kg
Sporanox 10 mg/kg
Placebo

Data re-asserts ***potential efficacy advantages for Pulmazole*** compared to the preferred ABPA-Asthma oral antifungal treatment (Sporanox)

NOTE: Dosing reflects estimated Pulmazole lung dose vs. Sporanox oral dose pulmatrix 12

Part 1: Single Ascending Dose Healthy volunteers (n=6/cohort) Part 2: Multiple Ascending Dose Healthy volunteers (n=6/cohort) Part 3: Single Dose Crossover Asthmatics (n=16) Ph1/1b Safety-Tolerability Data plus PK Data Will Highlight PK Advantages Over Oral Sporanox Pulmazole (25 mg) Pulmazole (10 mg) Pulmazole (5 mg) Pulmazole (20 mg) Pulmazole (10 mg) Phase 1: Safety, Tolerability and PK Study in Healthy Volunteers and Asthmatics 2018 2019 1Q 2Q 3Q 4Q 1Q 2Q 3Q Phase 1 Data Phase 1 Start Study Design & Protocol Synopsis Part 1: SAD 6 patients X 3 cohorts (optional 4th cohort up to 35 mg) Doses 5, 10, 25 mg Safety and tolerability endpoints including PFTs Part 2: MAD 6 patients X 2 cohorts (optional 3rd cohort up to 35 mg) 14 days @ 10mg or 20 mg QD Safety and tolerability endpoints including PFTs Part 3: Single Dose Crossover PK 16 mild-to-moderate asthmatics single dose crossover Oral Sporanox (200 mg) or inhaled Pulmazole (20mg) NOTE: Pulmazole doses > 5mg are expected to provide equivalent lung exposure to 200 mg oral Sporanox Lung PK assessed by induced sputum Plasma PK 14-day washout between crossover doses Pulmazole (20 mg) Sporanox® (200 mg; oral) Sporanox® (200 mg; oral) Pulmazole (20 mg)

Ph2a 28-day Safety-Tolerability Study Also Evaluating Pulmonary Function and Biomarkers of Interest

Study Design & Protocol Synopsis

Patient Profile

- Moderate-to-severe asthmatics with confirmed and stable ABPA, meeting diagnostic criteria for ABPA as per Modified ISHAM working group 2013 criteria for diagnosis of ABPA
- M/F, Ages 18-65

Double blind, PBO-controlled safety and tolerability study

- 1:1 randomization; each cohort n = 16
- Sample size/arm consistent with Wark study.
- 28 days @ PBO QD
- 28 days @ 5 mg Pulmazole QD
- 28 days @ 10 mg Pulmazole QD
- 28 days @ 20 mg Pulmazole QD
- NOTE: Pulmazole doses $\geq$ 5mg are expected to provide equivalent lung exposure to 200 mg oral Sporanox
- Primary safety and tolerability endpoints

Exploratory Endpoint Evaluation

- Note FEV_1 data following 16 weeks in Wark: increase of 7.9% with itraconazole and a decrease of 1.9% with placebo (P = 0.5 – perhaps because of small sample size))
- Note, biomarker endpoints descriptive, but based on the Wark paper, we should expect to see reductions in serum IgE, sputum eosinophils and IgG antibodies specific to A fumigatus (25-40% reduction depending on marker) as early as 4 weeks.

Phase 2a: 28-day Safety, Tolerability, Pulmonary Function and Biomarker Study in Asthmatic ABPA Patients

Randomized, double-blind, placebo controlled study (1:1 randomization; each cohort n = 16)



ABPA Patients
Placebo
Pulmazole (5 mg)
Pulmazole (10 mg)
Pulmazole (20 mg)
Safety
Tolerability
Pulm. Function
Biomarkers

Exploratory endpoints:

- Pulmonary Function (FEV_1)
- Biomarker
  - IgE plasma concentrations
  - Sputum and plasma eosinophils
  - IgE and IgG specific to *A. fumigatus* antigens in plasma
  - *Aspergillus* burden in sputum

2018				2019		
1Q	2Q	3Q	4Q	1Q	2Q	3Q

Phase 2a Start

Phase 2a Data

- Dose to be confirmed upon completion of phase 1/1b

pulmatrix 14

Pulmazole – Commercial Assessment

Pulmazole: Efficacy and Safety Advantages Drive Prescriber Preference

The Pulmazole Advantage

Pivotal Trial Design	• Oral Prednisone + Placebo vs. Oral Prednisone + Pulmazole • 4-month treatment following patients for 8 additional months
Target Product Profile	• Primary Endpoint: 50% improvement in exacerbation number or rate • Secondary Endpoints: FEV1
Unmet Need in ABPA-Asthma	• Frequent exacerbations due to poor disease management • Dependence on oral steroids as primary treatment option • Safety / tolerability issues with both oral steroids and oral antifungals
Pulmazole Value Drivers	• Inhaled delivery minimizes systemic exposure to improve side-effect profile • iSPERSE lung delivery enables high drug concentrations to lung with potential efficacy benefit • itraconazole MOA and effectiveness in ABPA-Asthma is established

Pulmazole Converts Majority of Oral Azole ABPA Market



Total Antifungal Therapy
15%
85%
Patients Receiving Pulmazole

1st Line Antifungal Usage More than Doubles



30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line
% of Antifungal Use 1st Line w/Steroids

Source: Physician Interviews; Payer Interviews; ClearView Analysis.

pulmatrix 16

Pulmazole: Payers Anticipate Biologic Pricing with Minimal Access Restrictions

Pulmazole Pricing Potential

Annual Gross Cost (U.S.): $100 K · $70 K · $50 K · $30 K · $10 K

Overview	Access	Payer Tactics
$50 K+	Restricted – Liberal	☑ Case-by-case Evaluation ☑ Restrict Beyond Trial Pop. ☑ Proof of Efficacy for Renewal ☑ PA (e.g., Restrict to Trial Pop.)
Anticipated Optimized Pricing Range $30 – 50 K	Restricted – Liberal	☐ Case-by-case Evaluation ☐ Restrict Beyond Trial Pop. ☑ Proof of Efficacy for Renewal ☑ PA (e.g., Restrict to Trial Pop.)
$5 – 30 K	Restricted – Liberal	☐ Case-by-case Evaluation ☐ Restrict Beyond Trial Pop. ☑ Proof of Efficacy for Renewal ☑ PA (e.g., Restrict to Trial Pop.)

Annual Gross Cost (U.S.)

Asthma Biologic Price Analogues

Product	Indication	Annual Price
Xolair	Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen	~$40K
Nucala	Nucala is indicated for patients with severe asthma and an eosinophilic phenotype	~$35K
Cinqair	Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype	~$25K

Source: Chishimba. *Journal of Asthma*. 2012;49(4):423; Stevens. *NEJM*. 2000;342(11):757; Payer Interviews; ClearView Analysis. Red Book; Payer Interviews; Source: Payer Interviews; ClearView Analysis.

PA = Prior Authorization.

pulmatrix 17

Pulmazole: ABPA-Asthma Peak Revenue Forecast at Loss of Exclusivity in 2033 Source: Physician Interviews; Payer Interviews; ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment. U.S. Other Indications U.S. ABPA Asthma E.U. ABPA Asthma US Patients at Peak Use (2033) 260 – 315 K ABPA patients 170 – 200 K diagnosed and treated 120 – 140 K inhaled antifungal eligible Pulmazole Penetration (2033) 80 – 95 K treated with Pulmazole (~67% of eligible patients) Pricing Potential & Market Access (2033) 2033 Pricing: ~$55 K per year ($40 K at launch) 80% market access Peak US Net Sales* $1.3 Billion Pulmazole U.S. 2033 Forecast & Assumptions Pulmazole U.S. & E.U. 2033 Forecast

Pulmazole Profile Meets Need for a More Effective / Well Tolerated Antifungal and Drives Value Source: Physician Interviews; Payer Interviews; ClearView Analysis Pulmazole Clinicians told Pulmatrix they need safe and effective treatments that reduce the burden of exacerbations and steroid-use High Unmet Need Prescribers indicate Pulmazole would penetrate 67% of addressable ABPA-Asthma market Physician Demand Clinical trial landscape survey identified limited competition (Pulmocide) for Pulmazole in ABPA-Asthma Limited Competition Significant opportunity to expand Pulmazole to other indications beyond ABPA-Asthma Meaningful Upside Value Payers indicated favorable market access with minimal use restrictions at respiratory biologic pricing Potential for Favorable Pricing

PUR1800 — Narrow Spectrum Kinase Inhibitor (NSKI) Novel Anti-inflammatory to Treat Acute Exacerbations of Chronic Obstructive Pulmonary Disease (AECOPD)

PUR1800 (NSKI): Broad Efficacy Potential and Significant Unmet Need in AECOPD

Meaningful AECOPD Disease Burden

- ~16M COPD patients in the U.S.
- 77% experience at least one exacerbation
- ~18M moderate-to-severe AECOPD episodes annually
- > 20% corticosteroid treatment failure rate in moderate-to-severe AECOPD patients

Steroids Lack Consistent Efficacy Across Different AECOPD Phenotypes



Environmental (Eosinophilic)
22%
Bacterial
30%
Viral
23%
Bacterial and Viral
25%

Anticipated Benefits of PUR1800 Inhaled Narrow Spectrum Kinase Inhibitor (P38, Syk and Src)

1. **Treat Steroid-Resistant Inflammation** that underlies COPD
2. **Treat Inflammation from Infections** that trigger AECOPD where steroids are ineffective
3. **Inhalation directly to site of inflammation** for fast onset and lower systemic exposure

Source: Aaron SD et al. *N Engl J Med.* 2003; 348(26): 2618-25. CDC Behavioral Risk Factor Surveillance System, 2013. Celli BR et al. *Eur Respir J* 2007; 29: 1224–1238. Chronic obstructive pulmonary disease (COPD): Fact sheet. (2014, May). Chronic obstructive pulmonary disease (COPD): Fact sheet. (2014, May). Hurst JR et al. *N Engl J Med* 2010; 363(12): 1128-38. Soriano JB et al. *Chest*, 2013; 143(3): 694-702. Wise RA, et al. *Chronic Obstr Pulm Dis* (Miami). 2017; 4(1): 7-20

pulmatrix 21

PUR1800 (NSKI) Decreases Markers of Inflammation in Moderate-to-Severe COPD (Janssen Study EST001)

p38MAPK Phosphorylation Levels in Sputum Cells Demonstrate Target Engagement



p38 phosphorylation
p=0.73
p=0.01
% p38 phosphorylation
20
15
10
5
0
Sc
d12
Sc
d12
Placebo
PUR1800

Reduction of Sputum Neutrophils Shows Anti-inflammatory Activity



Neutrophils
p=0.68
p=0.02
Sputum neutrophils
(Log x10^6 cells/g sputum)
3
2
1
0
-1
-2
Sc
d12
Sc
d12
Placebo
PUR1800

Clinical Data Summary

- PUR1800 was well tolerated in the first in human study (35 healthy subjects and 30 subjects with COPD) - ClinicalTrials.gov NCT01970618
- COPD patients had stable moderate-to-severe COPD (non exacerbating)
- PUR1800 reduced the level of p38 phosphorylation demonstrating engagement of one of the molecular targets
- The number of neutrophils recovered in sputum after 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- PUR1800 showed dose-proportionality, linear kinetics, and minimal variability between subjects

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD
MAPK = Mitogen-Activated Protein Kinases

pulmatrix 22

PUR1800 – Clinical Development Strategy

PUR1800 (NSKI): Phase 2a Clinical Study

“Bridging Study” of iSPERSE PUR1800 (NSKI) iSPERSE in stable moderate-severe COPD patients



Moderate-to-Severe COPD Patients
30% ≤ FEV1 < 80%
(n=40)
Randomization (2:2:1)
Placebo
PUR1800 (dose 1)
PUR1800 (dose 2)
14-28 days

Phase 2a Endpoints

- Safety and tolerability
- Single dose PK profile
- Multiple dose PK profile over 14-28 days
- Analysis of sputum inflammation and target engagement
- Patient specific biomarkers
- *Study will inform both acute and chronic dosing paradigms*



2018
1Q
2Q
3Q
4Q
Phase 2 CMC
PUR1800 GLP Tox
Phase 2a Start
Phase 2a Data

FEV1: Forced Expiratory Volume in 1 Second

pulmatrix 24

PUR1800 – Commercial Assessment

PUR1800 (NSKI): Prescribers Predict PUR1800 Will Become Integral to Standard of Care

The PUR1800 Advantage

Target Product Profile	• SOC* + Placebo vs. SOC* + PUR1800 • Acute treatment, not prevention, paradigm • 4-week treatment period and 24-week follow up period • Primary Endpoint: >100ml FEV1 improvement vs. SOC
Unmet Need in AECOPD	• Steroid resistance AECOPD • Steroidal lack of efficacy in viral and/or bacterial driven AECOPD • 20%-50% treatment failure or only partial response with oral steroids
PUR1800 Value Drivers	• Acting across 3-kinase, expected efficacy in viral, bacterial and eosinophilic driven AECOPD • Non-steroidal, inhaled anti-inflammatory with low systemic exposure

Prescriber Reported PUR1800 Utilization

Treatment Option	Current Use	Expected Use
PUR1800 (plus oral corticosteroids and/or antibiotics)	0%	~35%
Oral Corticosteroids + Antibiotics	~58%	~34%
Antibiotics Alone	~13%	~10%
Oral Corticosteroids Alone	~25%	~18%
No Treatment	~4%	~3%

Source: Physician Interviews; Physician Quantitative Survey; ClearView Analysis. Physician Reported Utilization in Moderate-to-Severe Acute Exacerbations.

* Standard of Care (SOC) is oral corticosteroids with or without antibiotic pulmatrix 26

PUR1800 U.S. & EU 2038 Forecast PUR1800 (NSKI): AECOPD Peak Revenue Forecast at Loss of Exclusivity in 2038 Source: Physician Interviews; Payer Interviews; ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment. U.S. AECOPD E.U. AECOPD PUR1800 U.S. 2038 Forecast & Assumptions US AECOPD Incidence (2017) 18M moderate-to-severe annual AECOPD 15.5M PUR1800 eligible exacerbations PUR1800 Penetration (2038) 35% predicted first line use Pricing Potential & Market Access (2038) 2038 Pricing: $1.2K per incidence ($650 at launch) 70% market access Peak US Net Sales* $2.5 Billion

PUR1800 (NSKI) Profile and Need for More Effective AECOPD Treatment Options Drive Value

High Unmet Need

Over 20% of patients fail corticosteroids and antibiotics

Physician Demand

Certain prescribers anticipate PUR1800 will penetrate 35% of the addressable AECOPD market


PUR1800

Meaningful Upside Value

Significant opportunity to expand PUR1800 to other indications such as COPD and asthma acute exacerbations or maintenance

Limited Competition

The clinical trial landscape identified limited competition (GSK-PI3K) for PUR1800 in AECOPD

Potential for Favorable Pricing

Certain payers indicated favorable market access if priced below specialty threshold at price comparable to chronic COPD inhaled products

Source: Physician Interviews; Payer Interviews; ClearView Analysis.

pulmatrix 28

PUR0200 – iSPERSE™ Reformulation of Spiriva® Chronic Obstructive Pulmonary Disease

PUR0200: Out-License Creates Revenue Stream and Further Prioritizes Pulmazole and PUR1800

PUR0200 is an Improved Version of the Spiriva® Handihaler® (Equivalent Lung Exposure at 80% Nominal Dose)

Unmet Needs

- Spiriva® $3.5B WW revenues in 2016
- Spiriva lacks a dry-powder multi-dose inhaler in the U.S.
- In the rest of world, there is a need for therapeutically equivalent, lower cost products

Vectura Deal Structure & Future Activity

- Out-licensed PUR0200 and PUR0200 combination products for US
- $1M milestone and revenue share
- No further investment by Pulmatrix to develop and commercialize
- Pursuing PUR0200 E.U. out-license

PUR0200 Improves Lung Function in COPD at Low Doses (6x as Potent as Spiriva®)

n = 60 COPD PATIENTS



Mean change FEV_1
ΔFEV_1 (L)
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
6
12
18
24
Time (h)
Placebo
3 µg
6 µg
9 µg
Spiriva HH

PUR0200 Shows Comparable Systemic Exposure to Spiriva® at a Lower Dose

n = 60 COPD PATIENTS



Plasma concentration (pg/mL)
30
20
10
0
0
1
2
3
4
5
6
Time (h)
3 µg
6 µg
9 µg
Spiriva HH

pulmatrix 30

Summary & Development Plan

2017 2018 2019 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Three Significant Value Inflection Points Anticipated in 2018–2019 Non-clinical CMC Clinical Development Clinical Milestone Phase 1 Data Phase 2a FPFD 16 Week GLP Tox 28 Day GLP Tox Phase 1 FPFD Phase 2a Data Phase 2 CMC 28 Day GLP Tox Phase 2a FPFD Phase 2a Data Pulmazole PUR1800

Reasons to Believe Pulmatrix is Positioned to Create Significant Value in the Near Term Three clinical study readouts expected in 2018-2019 with products exceeding $6B revenue potential “De-risked” programs with 505(b)(2) Pulmazole and PUR1800 study in COPD patients iSPERSE™ dry-powder delivery technology studied in patients demonstrating safety, tolerability and drug enabling capabilities Time and cost efficient development plans with Pulmazole 505(b)(2) pathway and PUR1800 acute treatment of AECOPD Underlying iSPERSE™ intellectual property carries well into 2030’s with additional patent protection through specific drug development

Experienced Leadership Team with Record of Success Proven fundraising and capital management ability Experienced R&D team focused on pulmonary drug delivery and the role of inhaled particles Commercialization and partnership experience Diverse Collective Experience at Leading Respiratory Companies Strong Background in Product Development and Commercialization Management Team Board of Directors Robert Clarke, PhD CEO Bill Duke, MBA CFO David Hava, PhD CSO Ted Raad, MBA CBO Jim Roach, MD CMO Mark Iwicki Chairman Matthew Sherman BOD Terry McGuire BOD Investor Steve Gillis, PhD BOD Investor Michael Higgins BOD-Audit Chair Amit Munshi BOD

Glossary of Terms ABPA – Allergic Bronchopulmonary Aspergillosis CF – Cystic Fibrosis AECOPD – Acute Exacerbations in Chronic Obstructive Pulmonary Disease LOE – Loss of Exclusivity PK – Pharmacokinetic IgE – Immunoglobulin E QOL – Quality of Life MOA – Mechanism of Action qPCR – Quantitative Polymerase Chain Reaction MAPK – Mitogen-Activated Protein Kinases FEV1 – Forced Expiratory Volume in 1 Second

PULMATRIX Corporate Overview January 2018 NASDAQ: PULM